Exhibit 10.1

Execution Version

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT (this “Amendment”), dated as of March 24, 2023, is entered into among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WEATHERFORD INTERNATIONAL, LLC, a Delaware limited liability company (“WIL-Delaware”), WEATHERFORD CANADA LTD., an Alberta corporation (“WIL-Canada” and, together with WIL-Bermuda and WIL-Delaware, the “Borrowers”), WEATHERFORD INTERNATIONAL PLC, as Parent (“Parent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (“Wells Fargo”).

RECITALS

WHEREAS, the Borrowers, Parent, Wells Fargo, and the Lenders party thereto from time to time are party to that certain Amended and Restated Credit Agreement, dated as of October 17, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Parent and the Borrowers have requested certain amendments to the Existing Credit Agreement, including to remove the existing $500,000,000 cap on Redemptions of Indebtedness under Section 9.08(l); and

WHEREAS, subject to the terms and conditions contained herein, Wells Fargo, the Lenders party hereto, Parent and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth to address the foregoing.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms; Section References. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.             Amendments to Existing Credit Agreement. Section 9.08(l) of the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

(l)             Parent and its Restricted Subsidiaries may make other Restricted Payments described in clause (c) of the definition thereof, it being understood that no equity or dividend payments or other distributions in respect of Capital Stock may be made pursuant to this Section 9.08(l), and provided that, at the time thereof and immediately after giving effect thereto, (i) ~~the amount of all such Restricted Payments made pursuant to this Section 9.08(l) in the aggregate shall not exceed $500,000,000 (together with the amount of accrued and unpaid interest, premiums and reasonable expenses paid in connection with such Restricted Payments)~~ the Leverage Ratio (calculated both (x) as of the last day of the most recently ended period for which financial statements are available and (y) as of the last day of the most recently ended period for which financial statements are available as if such Restricted Payment had been made on the last day of such period) shall not exceed 2.50 to 1.00, (ii) no Default or Event of Default shall have occurred and be continuing and (iii) the Aggregate Liquidity is at least $~~350,000,000~~300,000,000;

3.             Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Third Amendment Effective Date”):

(a)             Wells Fargo shall have received duly executed counterparts of this Amendment from Parent, each of the Borrowers and Lenders constituting at least the Required Lenders.

(b)             The Borrowers shall have paid to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Third Amendment Effective Date, all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to Section 12.03 of the Credit Agreement.

(c)             Wells Fargo shall have received a certificate of a Responsible Officer of Parent, dated as of the Third Amendment Effective Date, certifying as to the matters in Section 4 hereof.

4.             Representations and Warranties. Parent and each of the Borrowers represents and warrants to Wells Fargo that, as of the Third Amendment Effective Date:

(a)             the representations and warranties set forth in Article VII of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, the Third Amendment Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date);

(b)             no Default or Event of Default has occurred and is continuing as of the Third Amendment Effective Date, and

(c)             this Amendment constitutes the legal, valid and binding obligation of each of the Obligors party hereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, rescue process or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

5.             Reaffirmation; Reference to and Effect on the Loan Documents.

(a)             From and after the Third Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

(b)             The Loan Documents, and the obligations of the Borrowers and the Obligors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)             Each of Parent and the Borrowers, on their own behalf and on behalf of each other Obligor that is a Subsidiary thereof, (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, including the Guaranty Agreements, to which it is a party, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents to which it is a party continue to be in full force and effect and are not impaired or adversely affected by this Amendment, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations and (vi) acknowledges that all Liens granted (or purported to be granted) by it pursuant to the Loan Documents remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.

(d)             The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Wells Fargo under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e)             In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

6.             Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a)             This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)             EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 12.16 WAIVER OF JURY TRIAL OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

7.             Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the parties hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.             Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to Wells Fargo or the Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf format) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

WIL-BERMUDA:

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary

WIL-Delaware:

WEATHERFORD INTERNATIONAL, LLC, a Delaware limited liability company

By:	/s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Secretary

WIL-CANADA:

WEATHERFORD CANADA LTD, an Alberta corporation

By:	/s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Secretary

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]

PARENT:

SIGNED for and on behalf of
WEATHERFORD INTERNATIONAL PUBLIC LIMITED COMPANY
by its lawfully appointed attorney:

In the presence of:

/s/ Pam Davis	/s/ Scott C. Weatherholt
Signature of Witness	Signature of Attorney

Pam Davis	Scott C. Weatherholt
Print Name of Witness	Print Name of Attorney

2000 St. James Place, Houston, Texas 77056 U.S.A.
Address of Witness

Paralegal
Occupation of Witness

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Michael Janak
Name:	Michael Janak
Title:	Managing Director

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]

LENDERS:

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Suzan Onal
Name:	Suzan Onal
Title:	Vice President

By:	/s/ Stephen Cunningham
Name:	Stephen Cunningham
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Jacopo Dominissini
Name:	Jacopo Dominissini
Title:	Vice President

By:	/s/ Gaurav Mathur
Name:	Gaurav Mathur
Title:	Director

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]

LENDERS:

BARCLAYS BANK PLC, as Lender

By:	/s/ Adrian Adduci
Name:	Adrian Adduci
Title:	Director

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]

LENDERS:

STANDARD CHARTERED BANK, as Lender

By:	/s/ Kristopher Tracy
Name:	Kristopher Tracy
Title:	Director, Financing Solutions

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]

LENDERS:

Morgan Stanley Senior Funding, Inc., as Lender

By:	/s/ Rikin Pandya
Name:	Rikin Pandya
Title:	Vice President

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]

LENDERS:

ATB FINANCIAL, as Lender

By:	/s/ Amish Patel
Name:	Amish Patel
Title:	Director, Corporate Banking

By:	/s/ Davinder Jhutty
Name:	Davinder Jhutty
Title:	Associate Director

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]

LENDERS:

CITIBANK, N.A.,

as Lender

By:	/s/ Ivan Davey
Name:	Ivan Davey
Title:	Vice President

[Signature Page – Third Amendment to Amended and Restated Credit Agreement]